Related Party Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions

3.    Related party transactions:

Related party transactions mainly consist of transactions with affiliated companies. NTT Group has entered into a number of different types of transactions with affiliated companies, the significant of which are the sales of telecommunications equipment, the purchases of terminal equipment and materials and the receipt of certain services.

Transactions with affiliated companies for each of the three years in the period ended March 31, 2012 and the related balances at March 31, 2011 and 2012 were as follows:

	2010	2011	2012
	Millions of yen
Operating revenues	¥18,767	¥23,145	¥25,788

Operating expenses	¥96,048	¥105,682	¥104,435

Receivables		¥11,839	¥14,225

Payables		¥73,042	¥83,559

Dividends from affiliated companies accounted for by the equity method for the fiscal years ended March 31, 2010, 2011 and 2012 were ¥18,284 million, ¥18,527 million and ¥17,839 million, respectively.